Report of Independent
Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of
Federated Equity Funds

In planning and performing our
 audits of the financial
statements of Federated
Intercontinental
Fund and Federated International
 Strategic Value Fund
(collectively, the "Funds"), each a
portfolio of Federated Equity
 Funds, as of and for the year
 ended November 30, 2009, in
accordance with the standards
of the Public Company Accounting
 Oversight Board (United
States), we considered the
Funds' internal control over
 financial reporting, including
controls
over safeguarding securities,
as a basis for designing our
auditing procedures for the
 purpose of
expressing our opinion on the
financial statements and to
comply with the requirements
of Form
N-SAR, but not for the purpose
of expressing an opinion on
the effectiveness of the Funds'
internal control over financial
 reporting. Accordingly, we
 express no such opinion.

Management of the Funds is
responsible for establishing
and maintaining effective internal
control over financial reporting.
 In fulfilling this
responsibility, estimates
and judgments by
management are required to
 assess the expected benefits
 and related costs of controls. A
company's internal control over
 financial reporting is a
process designed to provide
reasonable
assurance regarding the
reliability of financial
 reporting and the preparation
of financial
statements for external
purposes in accordance with
 generally accepted accounting
principles. A
company's internal control
over financial reporting includes
 those policies and procedures that (1)
pertain to the maintenance of
records that, in reasonable
 detail, accurately and fairly
reflect the
transactions and dispositions
 of the assets of the company;
 (2) provide reasonable assurance that
transactions are recorded as
 necessary to permit preparation
of financial statements in accordance
with generally accepted accounting
 principles, and that receipts
 and expenditures of the company
are being made in accordance with
 authorizations of management
and directors of the company;
and (3) provide reasonable
 assurance regarding prevention
or timely detection of the unauthorized
acquisition, use, or disposition
 of the company's assets that
could have a material affect on the
financial statements.

Because of its inherent limitations,
 internal control over financial
reporting may not prevent or
detect misstatements. Also,
projections of any evaluation
 of effectiveness to future periods are
subject to the risk that
controls may become inadequate
 because of changes in conditions,
 or that
the degree of compliance with
 the policies or procedures may
deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
 or employees, in the normal
course of performing their
assigned functions, to prevent
 or detect misstatements on a
 timely basis. A material weakness
 is a
deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such that
there is a reasonable possibility
 that a material misstatement of
 the Funds' annual or interim
financial statements will not be
 prevented or detected on a timely basis.

Our consideration of the Funds'
 internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
 disclose all deficiencies in
internal control that might be
material weaknesses under standards
 established by the Public
Company Accounting Oversight Board
(United States). However, we noted
no deficiencies in the
Funds' internal control over
 financial reporting and its
operation, including controls over
safeguarding securities that we
consider to be a material weakness
as defined above as of
November 30, 2009.

This report is intended solely
 for the information and use of
 management and the Board of
Trustees of Federated Equity
Funds and the Securities and
Exchange Commission and is not
intended to be and should not
be used by anyone other than
those specified parties.





/s/ KPMG LLP
Boston, Massachusetts
January 22, 2010